AMENDMENT NO. 1, (this "Amendment") dated as of
                              April 22, 2003 to the Credit, Guaranty, Security and Pledge Agreement dated as of October 31, 2002 (the "Credit Agreement") among GCI HOLDINGS, INC., an Alaska corporation (the "Borrower"), the guarantors referred to therein (the "Guarantors"), the lenders referred to therein (the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Lenders, issuing bank, co-bookrunner and co-arranger (the "Administrative Agent), CIT LENDING SERVICES CORPORATION, as syndication agent (the "Syndication Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent, co-arranger and co-bookrunner, (the "Documentation Agent").


                             INTRODUCTORY STATEMENT

                  All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

                  The Borrower has requested that the Credit Agreement be amended to modify certain provisions thereof as hereinafter set forth.

                  SECTION 1. Amendment to the Credit Agreement. Subject to the provisions of Section 2 hereof, the Credit Agreement is hereby amended, effective on the Amendment No. 1 Effective Date (such term being used herein as defined in Section 2 hereof), as follows:

         (a) Article 1 of the Credit Agreement is hereby amended as follows:

         (i) The definition of "Excess Cash Flow" is deleted in its entirety and replaced with the following:

                  "'Excess Cash Flow' shall mean, for any period for which it is to be determined, the amount by which the sum of (x) EBITDA for such period plus (y) one-time fiber sales for such period (including IRUs and long term leases which do not provide for periodic payments to be made at least semi-annually during the term of such transaction in proportion to the availability of capacity) to the extent such fiber sales are not included in EBITDA, exceeds Fixed Charges during such period.";

         (ii) The definition of "Final Maturity Date" is deleted in its entirety and replaced with the following: "`Final Maturity Date' shall mean October 31, 2007.";

         (iii) Clause (j) of the definition of "Permitted Encumbrances" is hereby deleted in its entirety and replaced with the following: "(j) Security deposits paid under contracts
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         relating to the construction or acquisition of up to $58 million of submarine fiber capacity between Alaska and the lower forty-eight states, which security deposits shall not cumulatively exceed $8,000,000 in the aggregate during the term of this Credit Agreement.";

         (iv) The definition of "Permitted New Fiber Cap Ex" is hereby amended by inserting a period after the phrase "between Alaska and the lower forty-eight states" and deleting all text appearing after such phrase; and

         (v) The following new definitions are added to Article 1 of the Credit Agreement in the correct alphabetical order:

                  (1) "Amendment No. 1 Effective Date" shall have the meaning given to such term in Amendment No. 1 to Credit Agreement.

                  (2) "Amendment No. 1 to Credit Agreement" shall mean that certain Amendment No. 1, dated as of April 22, 2003 to the Credit Agreement among the Borrower, the Guarantors, the Lenders and the Agents.

                  (3) "Excess Capital Expenditures" shall mean the aggregate amount of Capital Expenditures (other than Permitted New Fiber Cap Ex) made during a given fiscal year in excess of $25,000,000;

                  (4) "Successful Senior Note Transaction" shall mean that prior to February 1, 2007, GCII shall have repaid in full or successfully refinanced the Senior Notes from the proceeds of Indebtedness issued by GCI or GCII, which refinancing Indebtedness shall either (i) (w) mature no earlier than three (3) years after the Final Maturity Date, (x) be unsecured and no more senior in right of payment than the Senior Notes as in effect on the Amendment No. 1 Effective Date, (y) not contain covenants more restrictive than the terms of the Senior Notes as in effect on the Amendment No. 1 Effective Date and (z) be otherwise satisfactory to the Administrative Agent in its sole discretion or (ii) be on terms and conditions otherwise satisfactory to the Required Lenders in their sole discretion.

         (b) Section 2.4(b) of the Credit Agreement is hereby amended by deleting the final sentence thereof and replacing it with the following:

                  "The Borrower will repay a portion of the Term Loan on each of the following dates set forth below, in an amount equal to the amount set forth next to such date:

                  Date                                       Amount of Repayment
                  ----                                       -------------------
                  September 30, 2003                          $5,000,000
                  December 31, 2003                           $5,000,000
                  March 31, 2004                              $5,000,000
                  June 30, 2004                               $5,000,000
                  September 30, 2004                          $5,000,000
                  December 31, 2004                           $5,000,000


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                  March 31, 2005                              $6,000,000
                  June 30, 2005                               $6,000,000
                  September 30, 2005                          $6,000,000
                  December 31, 2005                           $6,000,000
                  March 31, 2006                              $8,000,000
                  June 30, 2006                               $8,000,000
                  September 30, 2006                          $8,000,000
                  December 31, 2006                           $8,000,000
                  March 31, 2007                              $10,000,000
                  June 30, 2007                               $10,000,000
                  September 30, 2007                          $10,000,000

                  The remaining principal amount of the Term Loan as evidenced by the Term Notes shall be payable in full on the Final Maturity Date."

         (c) Section 2.7 of the Credit Agreement is hereby amended by adding the following new clause (e) at the end thereof: "(e) The Commitments of the Lenders shall automatically terminate at 5:00 p.m., New York City time, on February 1, 2007, unless the Administrative Agent shall have received satisfactory evidence that a Successful Senior Note Transaction has been effected."

         (d) Section 2.10(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: "(c) The Borrower shall prepay on February 1, 2007 all Loans outstanding on such date, unless the Administrative Agent shall have received satisfactory evidence that a Successful Senior Note Transaction has been effected."

         (e) Clause (c) of Section 5.6 is hereby amended by deleting the parenthetical phrase "(other than the making or incurrence of any obligation to make any Permitted New Fiber Cap Ex)".

         (f) Clause (e) of Section 6.1 of the Credit Agreement, and the references to such clause and the indebtedness incurred under such clause appearing in the definitions of "Disqualified Debt", "Senior Secured Indebtedness" and Section 6.22 of the Credit Agreement, are hereby deleted in their entirety. Clause (e) of Section 6.1 of the Credit Agreement is hereby replaced with the following: "(e) Indebtedness for any deferred purchase price payable under contracts relating to the construction or acquisition of up to $58 million of submarine fiber capacity between Alaska and the lower forty-eight states; provided that the aggregate principal amount outstanding of such Indebtedness shall not exceed $15,000,000 during the term of this Credit Agreement."

         (g) Clause (f) of Section 6.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "(f) Investments of up to $5,000,000 during each of the 2003, 2004, 2005, 2006 or 2007 fiscal years (as measured on December 31st of each such year); provided, that during any such fiscal year, the aggregate amount of such Investments plus any Excess Capital Expenditures shall not exceed the aggregate amount of Excess Cash Flow generated during such fiscal year."


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
         (h) Section 6.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "Section 6.11. Total Leverage Ratio. At any time during each period set forth below, permit the Total Leverage Ratio to be greater than the corresponding ratio set forth below:

         Period                                            Total Leverage Ratio
         ------                                            --------------------
         Amendment No. 1 Effective Date
          through December 30, 2003                              4.25:1
         December 31, 2003 through December 30, 2004             4.00:1
         December 31, 2004 through December 30, 2005             3.75:1
         December 31, 2005 through June 29, 2006                 3.50:1
         June 30, 2006 through June 29, 2007                     3.25:1
         June 30, 2007 through September 29, 2007                3.00:1
         September 30, 2007 through Final Maturity Date          2.75:1

         (i) Section 6.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "Section 6.12. Senior Secured Leverage Ratio. At any time during the periods set forth below, permit the Senior Secured Leverage Ratio to be greater than the corresponding ratio set forth below:

         Period                                            Total Leverage Ratio
         ------                                            --------------------
         Amendment No. 1 Effective Date
          through December 30, 2004                              2.00:1
         December 31, 2004 through September 29, 2006            1.75:1
         September 30, 2006 through June 29, 2007                1.50:1
         June 30, 2007 through September 29, 2007                1.25:1
         September 30, 2007 through Final Maturity Date          1.00:1

         (j) Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "SECTION 6.14. Capital Expenditures. (a) The Transaction Parties and, solely for purposes of determining compliance with this
          Section 6.14, GCI Transport and Satco, shall not make or incur any obligation to make Capital Expenditures (other than Permitted New Fiber Cap Ex) during any of the 2003, 2004, 2005 or 2006 fiscal years (as measured on December 31st of each such year) which in the aggregate exceeds $25,000,000 in such fiscal year plus the amount by which the aggregate amount of Excess Cash Flow generated during such fiscal year exceeded the amount of any Investments made pursuant to
          Section 6.9(f) above during such fiscal year.


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
                  (b) During any period when the aggregate outstanding principal amount of Revolving Loans exceeds $25,000,000, the Transaction Parties may not make or incur any obligation to make Excess Capital Expenditures; provided that such making or incurrence of an obligation to make Excess Capital Expenditures shall not constitute an Event of Default hereunder if, within sixty (60) days thereof, the Borrower prepays Revolving Loans in an amount sufficient for the aggregate outstanding principal amount of Revolving Loans to be equal to or below $25,000,000.

                  SECTION 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent (the first date on which all such conditions have been satisfied being herein referred to as the "Amendment No. 1 Effective Date"):

         (a) The Borrower shall have paid to the Administrative Agent, for the account of each Lender which has delivered an executed signature page hereto to the Administrative Agent by no later than April 21, 2003 at 5:00 p.m. (EST), an amendment fee equal to 1.00% of the amount of such Lender's Revolving Credit Commitment plus .75% of the outstanding amount of such Lender's Term Loans.

         (b) The Administrative Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower, the Guarantors, the Agents and the Lenders;

         (c) The Administrative Agent shall have received a written opinion or opinions dated the Amendment No. 1 Effective Date, addressed to the Administrative Agent and the Lenders and in form and substance satisfactory to the Administrative Agent and its counsel; and

         (d) all legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

         (a) after giving effect to this Amendment, the representations and warranties contained in Article 3 of the Credit Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

         (b) after giving effect to this Amendment, the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and the other Fundamental Documents and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                  SECTION 4. Full Force and Effect.

         (a) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of the Credit Agreement or any Fundamental Document, nor a waiver of any Default or Event of Default, in either case whether or not known to the Agents.


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
         (b) Except as expressly amended hereby, the Credit Agreement and each Fundamental Document shall continue in full force and effect in accordance with the respective provisions thereof on the date hereof.

         (c) As used in the Credit Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 5. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York which are applicable to contracts made and to be performed wholly within the State of New York.

                  SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of counsel retained by Administrative Agent.

                  SECTION 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

                           [Signature Pages to Follow]


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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written.

                                BORROWER:

                                GCI HOLDINGS, INC.


                                By /s/
                                  Name:  John M. Lowber
                                  Title: Senior Vice President and Chief
                                         Financial Officer

                                GUARANTORS:

                                FIBER HOLD CO., INC.
                                GCI CABLE, INC.
                                GCI COMMUNICATION CORP.
                                GCI FIBER CO., INC.
                                GCI FIBER COMMUNICATION CO., INC.
                                GCI, INC.
                                POTTER VIEW DEVELOPMENT CO., INC.
                                WOK 1, INC.
                                WOK 2, INC.


                                By /s/
                                  Name:  John M. Lowber
                                  Title: Secretary/Treasurer


                                ALASKA UNITED FIBER SYSTEM PARTNERSHIP

                                By: GCI Fiber Co., Inc., its general partner


                                By /s/
                                  Name:  John M. Lowber
                                  Title: Secretary/Treasurer

                                By Fiber Hold Co., Inc., its general partner


                                By /s/
                                  Name:  John M. Lowber
                                  Title: Secretary/Treasurer

                                LENDERS:

                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                administrative agent for the Lenders, issuing bank, co-bookrunner and co-arranger (the "Administrative Agent"), CIT LENDING SERVICES CORPORATION, as syndication agent (the "Syndication Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent, co-arranger and co-bookrunner, (the "Documentation Agent").

                                By /s/